UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026 (October 20, 2026)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On October 20, 2026, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and fiscal year ended September 30, 2026. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2026	2026	2025	2026	2025

Efficiency ratio:
Total non-interest expense	$74,540	$72,759	$69,894	$218,934	$211,043
Less: amortization of other intangible assets	1,697	1,697	2,211	5,091	6,635
Adjusted total non-interest expense	72,843	71,062	67,683	213,843	204,408

Total non-interest income	25,645	20,378	23,827	74,277	77,806
Less: net (loss) gain on investment securities	(4,512)	(8,181)	(2,580)	(12,693)	(2,582)
Less: net loss on asset disposals and other transactions	(311)	(446)	(478)	(1,167)	(1,119)
Total non-interest income, excluding net gains and losses	30,468	29,005	26,885	88,137	81,507

Net interest income	93,842	92,728	91,349	276,990	264,181
Add: fully tax-equivalent adjustment (a)	211	221	279	677	842
Net interest income on a fully tax-equivalent basis	94,053	92,949	91,628	277,667	265,023

Adjusted revenue	$124,521	$121,954	$118,513	$365,804	$346,530

Efficiency ratio	58.50%	58.27%	57.11%	58.46%	58.99%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	At or For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands, except per share data)	2026	2026	2026	2025	2025

Tangible equity:
Total stockholders' equity	$1,227,903	$1,236,551	$1,216,040	$1,206,602	$1,182,776
Less: goodwill and other intangible assets	388,305	389,963	391,601	393,319	395,535
Tangible equity	$839,598	$846,588	$824,439	$813,283	$787,241

Tangible assets:
Total assets	$9,652,095	$9,540,161	$9,648,087	$9,649,630	$9,623,944
Less: goodwill and other intangible assets	388,305	389,963	391,601	393,319	395,535
Tangible assets	$9,263,790	$9,150,198	$9,256,486	$9,256,311	$9,228,409

Tangible book value per common share:
Tangible equity	$839,598	$846,588	$824,439	$813,283	$787,241
Common shares outstanding	35,961,276	35,939,954	35,925,945	35,714,484	35,705,369

Tangible book value per common share	$23.35	$23.56	$22.95	$22.77	$22.05

Tangible equity to tangible assets ratio:
Tangible equity	$839,598	$846,588	$824,439	$813,283	$787,241
Tangible assets	$9,263,790	$9,150,198	$9,256,486	$9,256,311	$9,228,409

Tangible equity to tangible assets	9.06%	9.25%	8.91%	8.79%	8.53%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2026	2026	2025	2026	2025

Pre-provision net revenue:
Income before income taxes	$41,378	$35,638	$38,002	$114,361	$96,832
Add: provision for credit losses	3,569	4,709	7,280	17,972	24,787
Add: net loss on OREO	(403)	—	—	(377)	(30)
Add: net loss on investment securities	4,512	8,181	2,580	12,693	2,582
Add: net loss on other assets	366	453	424	1,203	1,021
Add: net loss on other transactions	348	(7)	54	341	128
Pre-provision net revenue	$49,770	$48,974	$48,340	$146,193	$134,645

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2026	2026	2025	2026	2025

Annualized net income adjusted for non-core items:
Net income	$32,606	$27,953	$29,476	$89,565	$75,024
Add: net loss on investment securities	4,512	8,181	2,580	12,693	2,582
Less: tax effect of net loss on investment securities (a)	948	1,718	542	2,666	542
Add: net loss on asset disposals and other transactions	311	446	478	1,167	1,119
Less: tax effect of net loss on asset disposals and other transactions (a)	65	94	100	245	235
Net income adjusted for non-core items	$37,599	$35,092	$31,892	$102,034	$77,948

Days in the period	92	91	92	273	273
Days in the year	365	365	365	365	365
Annualized net income	$129,361	$112,119	$116,943	$119,748	$100,307
Annualized net income adjusted for non-core items	$149,170	$140,754	$126,528	$136,419	$104,216
Return on average assets:
Annualized net income	$129,361	$112,119	$116,943	$119,748	$100,307
Total average assets	$9,482,366	$9,586,326	$9,574,270	$9,556,165	$9,355,628
Return on average assets	1.36%	1.17%	1.22%	1.25%	1.07%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$149,170	$140,754	$126,528	$136,419	$104,216
Total average assets	$9,482,366	$9,586,326	$9,574,270	$9,556,165	$9,355,628
Return on average assets adjusted for non-core items	1.57%	1.47%	1.32%	1.43%	1.11%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2026	2026	2025	2026	2025

Annualized net income excluding amortization of other intangible assets:
Net income	$32,606	$27,953	$29,476	$89,565	$75,024
Add: amortization of other intangible assets	1,697	1,697	2,211	5,091	6,635
Less: tax effect of amortization of other intangible assets (a)	356	356	464	1,069	1,393
Net income excluding amortization of other intangible assets	$33,947	$29,294	$31,223	$93,587	$80,266

Days in the period	92	91	92	273	273
Days in the year	365	365	365	365	365
Annualized net income	$129,361	$112,119	$116,943	$119,748	$100,307
Annualized net income excluding amortization of other intangible assets	$134,681	$117,498	$123,874	$125,125	$107,315

Average tangible equity:
Total average stockholders' equity	$1,239,565	$1,228,192	$1,162,768	$1,228,786	$1,144,440
Less: average goodwill and other intangible assets	389,131	390,753	396,636	390,779	406,619
Average tangible equity	$850,434	$837,439	$766,132	$838,007	$745,484

Return on average stockholders' equity ratio:
Annualized net income	$129,361	$112,119	$116,943	$119,748	$100,307
Average stockholders' equity	$1,239,565	$1,228,192	$1,162,768	$1,228,786	$1,144,440

Return on average stockholders' equity	10.44%	9.13%	10.06%	9.75%	8.76%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$134,681	$117,498	$123,874	$125,125	$107,315
Average tangible equity	$850,434	$837,439	$766,132	$838,007	$745,484

Return on average tangible equity	15.84%	14.03%	16.17%	14.93%	14.40%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 20, 2026 to discuss results of operations for the quarter ended September 30, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 26, 2026	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer